                                                                   Exhibit 10.1

                                A.I. CREDIT CORP.

                                   as Seller,



                                   AICCO, INC.

                                    as Seller



                                       and



                             A.I. RECEIVABLES CORP.

                                  as Purchaser




                           RECEIVABLES SALE AGREEMENT

                         Dated as of February [__], 1998

                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
                                        ARTICLE I.
                                       DEFINITIONS...................................  1

Section 1.1.      Definitions........................................................  1
Section 1.2.      Other Definitional Provisions......................................  3

                                        ARTICLE II.
                         PURCHASE AND CONVEYANCE OF RECEIVABLES......................  4

Section 2.1.      Purchase...........................................................  4
Section 2.2.      Addition of Additional Receivables.................................  6

                                        ARTICLE III.
                                CONSIDERATION AND PAYMENT............................  7


Section 3.1.      Purchase Price.....................................................  7
Section 3.2.      Settlement and Ongoing Payment of Purchase Price...................  7

                                        ARTICLE IV.
                             REPRESENTATIONS AND WARRANTIES..........................  8

Section 4.1       Representations and Warranties of the Sellers
                  Relating to the Sellers' Power and Authority.......................  8
Section 4.2.      Representations and Warranties of the Sellers
                  Relating to the Agreement and the Receivables...................... 10
Section 4.3.      Representations and Warranties of Purchaser........................ 12

                                        ARTICLE V.
                                        COVENANTS.................................... 13

Section 5.1.      Seller Covenants................................................... 13

                                        ARTICLE VI.
                                  REPURCHASE OBLIGATION.............................. 15

Section 6.1.      Reassignment of Ineligible Receivables............................. 15
Section 6.2.      Conveyance of Reassigned Receivables............................... 16

                                          i

                                        ARTICLE VII.
                                  CONDITIONS PRECEDENT............................... 16

Section 7.1.      Conditions to Purchaser's Obligations Regarding
                  Additional Receivables............................................. 16
Section 7.2.      Conditions Precedent to Obligations of the Sellers................. 16

                                        ARTICLE VIII.
                              TERM AND PURCHASE TERMINATION.......................... 17

Section 8.1.      Term............................................................... 17
Section 8.2.      Purchase Termination............................................... 17

                                        ARTICLE IX.
                                MISCELLANEOUS PROVISIONS............................. 18

Section 9.1.      Amendment.......................................................... 18
Section 9.2.      GOVERNING LAW...................................................... 18
Section 9.3.      Notices............................................................ 18
Section 9.4.      Severability of Provisions......................................... 19
Section 9.5.      Assignment, Sale of Receivables.................................... 19
Section 9.6.      Acknowledgement and Agreement of Sellers........................... 19
Section 9.7.      Further Assurances................................................. 19

Section 9.8.      No Waiver; Cumulative Remedies..................................... 19
Section 9.9.      Counterparts....................................................... 20
Section 9.10.     Binding; Third-Party Beneficiaries................................. 20
Section 9.11.     Merger and Integration............................................. 20
Section 9.12.     Headings........................................................... 20
Section 9.13.     Schedules and Exhibits............................................. 20
Section 9.14.     Survival of Representations and Warranties......................... 20

EXHIBIT A
         FORM OF ADDITIONAL CONVEYANCE.............................................. A-1

EXHIBIT B
         FORM OF SUBORDINATED REVOLVING NOTE........................................ B-1

SCHEDULE I
         LIST OF RECEIVABLES
         (Deemed Incorporated By Reference)......................................... I-1

                  RECEIVABLES SALE AGREEMENT, dated as of February [__], 1998, by and among A.I. Credit Corp., a New Hampshire corporation ("AIC"), as a seller (a "Seller"), AICCO, Inc., a California corporation ("AICCO"), as a seller (a "Seller" and, together with AIC, the "Sellers") and A.I. Receivables Corp., a Delaware corporation, as purchaser ("Purchaser").


                              W I T N E S S E T H:

                  WHEREAS, Purchaser desires to purchase, from time to time, certain Receivables arising from certain Loans to be financed by the Sellers after the Closing Date;

                  WHEREAS, the Sellers desire to sell from time to time and assign such Receivables to Purchaser upon the terms and conditions hereinafter set forth;

                  WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by Purchaser to the Trust in connection with the issuance of certain Certificates; and

                  WHEREAS, AIC agrees that all covenants and agreements made by AIC herein with respect to the Receivables shall also be for the benefit of the Trustee and all Certificateholders.

                  NOW, THEREFORE, it is hereby agreed by and between the Sellers and Purchaser as follows:

                                   ARTICLE I.


                                   DEFINITIONS

                  Section 1.1. Definitions. Each capitalized term used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning specified in the Pooling and Servicing Agreement. In addition, the following words and phrases shall have the following meanings:

                  "Additional Conveyance" shall have the meaning set forth in
Section 2.2.

                  "Addition Cut-Off Date" shall mean the date as of which any Additional Receivables are designated by the Transferor for inclusion in the Trust, as specified in the related Assignment.

                  "Addition Date" shall mean any date on which Additional Receivables are conveyed by a Seller to Purchaser pursuant to Section 2.2 of this Agreement.

                  "Additional Receivables" shall have the meaning specified in the Pooling and Servicing Agreement.

                  "Agreement" shall mean this Receivables Sale Agreement and all amendments hereof and supplements hereto.

                  "AIC" shall have the meaning specified in the Preamble.

                  "Closing Date" shall mean February [__], 1998.

                  "Conveyance" shall have the meaning specified in Section
2.1(a).

                  "Conveyance Papers" shall have the meaning specified in
Section 4.1(c).

                  "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

                  "Insolvency Event" shall have the meaning specified in Section 8.2.

                  "Pooling and Servicing Agreement" shall mean the Amended and Restated Pooling and Servicing Agreement, dated as of the Closing Date, among the Purchaser, as Transferor, AIC and AICCO, Inc., as Original Transferors and

Servicer, and the Trustee, and all amendments and supplements thereto.

                  "Purchase Price" shall have the meaning specified in Section 3.1.

                  "Purchased Assets" shall have the meaning specified in subsection 2.1(a).

                  "Purchaser" shall have the meaning specified in the Preamble.

                  "Reassignment Deposit Price" shall mean the portion of the amount payable by the Transferor to the Trustee pursuant to Section 2.4(f) of the Pooling and Servicing Agreement with respect to Receivables previously sold pursuant to this Agreement.

                  "Receivable" shall mean the entire beneficial interest in a Loan, including all amounts due and to become due and all Collections on or in respect of such Loan (including all Finance Charge Receivables, Principal Receivables and Recoveries). The term "Receivable" shall be deemed to refer to an Additional Receivable only from and after the Addition Date with respect thereto, and the term "Receivable" shall be deemed to refer to any Removed Receivable only prior to the Removal Date with respect thereto. The term "Receivable" shall in no event include any Credit Balance.

                  "Removal Date" shall mean the date for removal of the Removed Receivables.

                  "Removed Receivables" shall mean those Receivables which are designated for deletion and removal by the Transferor, and reassigned by the Trustee to the Transferor, pursuant to Section 2.7 of the Pooling and Servicing Agreement.

                  "Settlement Statement" shall have the meaning specified in
Section 3.2 of this Agreement.

                  "Subordinated Note" shall mean each of the subordinated revolving promissory notes from Purchaser to each Seller, each substantially in the form of Exhibit B hereto.

                  "Supplement" shall have the meaning specified in the Pooling and Servicing Agreement.

                  "Trust" shall mean the trust created by the Pooling and Servicing Agreement.

                  "Trustee" shall mean The First National Bank of Chicago, a national banking association, as, and acting in the capacity of, Trustee under the Pooling and Servicing Agreement, or its successor-in-interest, or any successor trustee appointed in accordance with the Pooling and Servicing Agreement.


                  Section 1.2. Other Definitional Provisions. (a) Each capitalized term defined in this Agreement shall have the defined meaning when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (c) All determinations of the Principal Receivables or Finance Charge Receivables, and of any Collections in respect thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements thereto.

                  (d) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (e) Any reference to each Rating Agency shall apply to any specific rating agency only if such rating agency is then rating any outstanding Series.

                  (f) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

                                   ARTICLE II.

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

                  Section 2.1. Purchase. (a) By execution of this Agreement, the Sellers do hereby transfer, assign, and otherwise convey to Purchaser (collectively, the "Conveyance"), without recourse, all of their respective right, title and interest in and to the Additional Receivables, including all Collections thereon, other than Credit Balances, received by the Sellers (the "Purchased Assets").

                  (b) In connection with such Conveyance, each Seller agrees (i) to record and file, at its own expense, any financing statements (continuation statements with respect to such financing statements when applicable) and to take such other action with respect to the Additional Receivables meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from such Seller to Purchaser after the Closing Date (and the Purchaser to the Trust, as assignee, if Purchaser so directs), (ii) that such financing statements shall name AIC or AICCO, as applicable, as seller, and Purchaser, as purchaser of the Receivables (or Purchaser as seller and Trust as purchaser if Purchaser so directs) and (ii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding continuation statements, which shall be delivered as filed) to Purchaser (or to the Trustee, if Purchaser so directs) as soon as is practicable after filing.

                  (c) In connection with such Conveyance, each Seller further agrees that it will, at its own expense, (i) on each Addition Date, indicate in its computer files or microfiche lists that the Additional Receivables have been
(A) sold to Purchaser pursuant to this Agreement and (B) transferred by Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders, by including in such computer files or microfiche lists a code or other notation identifying such Additional Receivables, (ii) on each Removal Date, indicate in its computer files or microfiche lists that the Removed Receivables have been reassigned to it by deleting in such computer files or microfiche lists the code or other notation identifying such Removed Receivables, (iii) deliver to the Purchaser on each Addition Date or Removal Date, a computer file, microfiche or printed list containing a true and complete list of all such Additional or Removed Receivables, specifying for each such Receivable, as of the applicable Addition Cut-Off Date or the Removal Date, as applicable, (A) its account number, (B) the aggregate amount outstanding in such Receivable and (C) the aggregate amount of Principal Receivables in such Receivable. Such computer files or microfiche lists, as supplemented from time to time to reflect Additional Receivables and Removed Receivables, shall be marked as Schedule I to this Agreement, shall be delivered to Purchaser (or to the Trustee, if so directed by Purchaser) and marked as proprietary and confidential, and are hereby incorporated into and made a part of this Agreement. Each Seller further agrees not to alter the code or other notation referenced in clauses (i) and (ii) of this paragraph with respect to any Receivable during the term of this Agreement unless and until (x) such Receivable becomes a Removed Receivable, or (y) such Seller shall have delivered to Purchaser and the Trustee at least 30 days prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the respective interests of Purchaser and the Trustee in the Receivables to continue to be perfected with the priority required by this Agreement and the Pooling and Servicing Agreement, respectively.

                  (d) It is the intention of the parties hereto that the conveyance of the Receivables hereunder by the Sellers to Purchaser as provided in this Section 2.1 be, and be construed as, an absolute sale, without recourse, of such Receivables by the Sellers to Purchaser. Furthermore, it is not intended that such conveyance be deemed a pledge of such Receivables by the Sellers to Purchaser to secure a debt or other obligation of the Sellers. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 2.1 is determined to be a transfer for security, then this Agreement shall also be deemed to be a security agreement within the meaning of
Article 9 of the UCC and the Sellers hereby grant to Purchaser a "security interest" within the meaning of Article 9 of the UCC in all of the Sellers' right, title and interest in and to such Receivables and all amounts payable to the holders of such Receivables after the Closing Date in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to secure the payment of all amounts due and to become due in respect of such Receivables and any other amounts owed to Purchaser hereunder.

                  Section 2.2. Addition of Additional Receivables. If, from time to time, Purchaser becomes obligated to designate Additional Receivables pursuant to Section 2.6(a) of the Pooling and Servicing Agreement, then Purchaser shall give the Sellers written notice thereof on or before the fourth Business Day prior to the Addition Date therefor, and the Sellers shall on or before the Addition Date, designate sufficient Additional Receivables to be sold to Purchaser under this Agreement so that, after the inclusion thereof as Trust Assets, Purchaser will be in compliance with the requirements of Section 2.6(a) of the Pooling and Servicing Agreement; provided, however, that the failure of the Sellers to transfer Receivables to Purchaser as provided in this paragraph solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Agreement. Additionally, pursuant to Section 2.6(b) of the Pooling and Servicing Agreement, Receivables may, from time to time, be designated to be included as Additional Receivables upon the mutual agreement of the Sellers and Purchaser. In either event, the Sellers shall have sole responsibility for selecting such Additional Receivables, subject to the provisions hereof, including without limitation the representations and warranties set forth in Section 4.2(a). The Sellers shall on or prior to the Addition Date therefor execute and deliver to Purchaser a written assignment from the Sellers to Purchaser in substantially the form of Exhibit A (the "Additional Conveyance"). Upon such designation, such Additional Receivables shall be deemed to be Receivables hereunder.

                                  ARTICLE III.

                            CONSIDERATION AND PAYMENT

                  Section 3.1. Purchase Price. (a) The purchase price for the Additional Receivables to be conveyed to the Purchaser under this Agreement (the "Purchase Price") shall be payable on the date of conveyance in an amount equal to 100% of the Principal Receivables represented thereby.


                  (b) The Purchase Price to be paid by Purchaser with respect to the Additional Receivables on each Addition Date shall be paid (i) in cash, (ii) with the consent of the related Seller, by issuance to the related Seller of a Subordinated Note or by increase in the principal amount outstanding thereunder, or (iii) any combination of the foregoing, in each case in accordance with
Section 3.2.

                  (c) To the extent that Purchaser shall not have paid before, or shall not have available to it, cash in U.S. dollars in same day funds sufficient to pay (or cause to be paid) to the Sellers the Purchase Price for Receivables that have been designated for sale pursuant hereto during a Monthly Period, the remainder of the Purchase Price shall be paid on each Distribution Date by increasing the principal amount of the related Subordinated Note by an amount equal to such insufficiency.

                  Section 3.2. Settlement and Ongoing Payment of Purchase Price. On each Distribution Date under the Pooling and Servicing Agreement, each Seller shall deliver a settlement statement (each, a "Settlement Statement") to Purchaser, showing (a) the aggregate Purchase Price of Receivables conveyed to Purchaser during the prior Monthly Period, the portion thereof paid in cash and the portion represented by an increase in the related Subordinated Note and (b) any adjustment to the Purchase Price of Receivables with respect to such Monthly Period pursuant to Section 6.1 hereof. Any cash balance due from Purchaser to a Seller shall be paid in cash in immediately available funds to such Seller or the outstanding balance of the related Subordinated Note shall be increased to reflect such unpaid balance, or a combination of the foregoing shall occur, and any balance due from a Seller to Purchaser shall be paid in immediately available funds to Purchaser. To the extent that either Seller has received an amount greater than the Purchase Price of such Receivables, such Seller shall first apply such amount to the payment of the unpaid principal of the related Subordinated Note, if any. If, after giving effect to any such payment in respect of the Subordinated Note, such Seller has received an amount greater than the Purchase Price, such Seller shall retain such amounts and, at the option of Purchaser (A) issue its note to Purchaser with terms substantially similar to the terms of the related Subordinated Note or (B) subject to applicable legal restrictions, elect to treat such amounts as a dividend.


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1. Representations and Warranties of the Sellers Relating to the Sellers' Power and Authority. Each Seller hereby represents and warrants to, and agrees with, Purchaser as of the date of this Agreement and each Addition Date, that:


                  (a) Organization and Good Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. It is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business except where failure to so qualify or be in good standing would not have a material adverse effect on its business, and has obtained all necessary licenses and approvals with respect to it and the conduct of its business required under federal, state and local laws except where failure to obtain such licenses and approvals would not have a material adverse effect on its business.

                  (c) Due Authorization. The execution and delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto (such other documents and instruments, collectively, the "Conveyance Papers") by it and the consummation of the transactions provided for in this Agreement have been duly authorized by it by all necessary corporate action on its part.

                  (d) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof by it will not conflict with, result in any breach of, or constitute (with or without notice or lapse of time or both) a default under, its articles of incorporation or by-laws, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

                  (e) No Violation. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof by it will not conflict with or violate its articles of incorporation or by-laws or any Requirements of Law applicable to it or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it before any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Conveyance Papers,
(iii) seeking any determination or ruling that, in its reasonable judgment, would materially and adversely affect its performance of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any of the Conveyance Papers, or (v) seeking to affect adversely the income tax attributes of the Trust.


                  (g) Accuracy of Information. All information heretofore furnished by it in writing to the Purchaser for purposes of or in connection with this Agreement or any transactions contemplated hereby is, and all such information hereafter furnished by it in writing to the Purchaser will be, true and accurate in every material respect.

                  (h) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement and any of the Conveyance Papers, the performance of the transactions contemplated by this Agreement or any of the Conveyance Papers, and the fulfillment of the terms hereof, have been duly obtained, effectuated or given and are in full force and effect.

                  (i) Insolvency. It is not insolvent and no Insolvency Event with respect to it has occurred, and the transfer of Receivables by it to Purchaser contemplated hereby has not been made in contemplation of such insolvency or Insolvency Event.

                  The representations and warranties set forth in this Section
4.1 shall survive the transfer and assignment of the Receivables to Purchaser. Upon discovery by either Seller or Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties. The Sellers agree to cooperate with Purchaser and the Trustee in attempting to cure any such breach.

                  Section 4.2. Representations and Warranties of the Sellers Relating to the Agreement and the Receivables.

                  (a) Binding Obligation. Each Seller hereby represents and warrants to Purchaser as of the date of this Agreement that:

                           (i) This Agreement constitutes its legal, valid and
                  binding obligation, enforceable against it in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                           (ii) This Agreement constitutes a valid transfer,
                  assignment and conveyance to the Purchaser of all of its right, title and interest in and to the Additional Receivables, which will be held by the Purchaser free and clear of any Lien of any Person claiming through or under it or any of its Affiliates except for Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if it shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (b) Eligibility of Additional Receivables. Each Seller hereby represents and warrants to the Purchaser, with respect to Receivables under Loans funded by it, as of the related Addition Date that:

                                  (i) Each such Receivable is an Eligible
                  Receivable.

                                 (ii) Each such Receivable has been conveyed to
                  the Purchaser free and clear of any Lien of any Person claiming through or under it or any of its Affiliates (other than Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if it shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto) and in compliance with all applicable Requirements of Law.

                                (iii) With respect to each such Receivable, all
                  material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by it in connection with the origination and servicing of the related Loan and the conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect.

                                 (iv) As of the end of each Monthly Period
                  during which one or more Addition Dates shall have occurred with respect to Additional Receivables, the related computer file or microfiche list referred to in Section 2.6(d) of the Pooling and Servicing Agreement, is an accurate and complete listing in all material respects of all the Receivables as of the end of such Monthly Period, and the information contained therein with respect to the identity of such Receivables is true and correct in all material respects as of the end of such Monthly Period.

                                  (v) (x) no selection procedures believed by it
                  to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Receivables being conveyed by it, (y) as of the Addition Date, it is not insolvent and (z) as of the Addition Date, it has not received notice from any Rating Agency that an existing rating of any Certificates will be reduced or withdrawn as a result of the conveyance of the related Additional

                  Receivables.

                                 (vi) This Agreement and the Conveyance Papers
                  constitute a valid transfer, assignment and conveyance to the Purchaser, as of the Addition Date, of all right, title and interest of it in and to the Additional Receivables, and such Additional Receivables are held by the Purchaser free and clear of any Lien of any Person claiming through or under it or any of its Affiliates except for Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if it shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the transfer and assignment of the relevant Receivables to Purchaser. Upon discovery by either Seller or by Purchaser of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give prompt written notice to the other parties. Each Seller hereby acknowledges that Purchaser intends to rely on the representations and warranties made hereunder in connection with representations and warranties made by Purchaser to secured parties, assignees or subsequent transferees including but not limited to transfers made by Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement. Each Seller agrees to cooperate with Purchaser and the Trustee in attempting to cure any such breach.

                  Section 4.3. Representations and Warranties of Purchaser. As of the Closing Date, Purchaser hereby represents and warrants to, and agrees with, each Seller that:

                  (a) Organization and Good Standing. Purchaser is a corporation validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Conveyance Papers.

                  (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by Purchaser by all necessary corporate action on the part of Purchaser.

                  (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which it or any of its properties are bound.

                  (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by Purchaser and the fulfillment of the terms contemplated herein and therein applicable to Purchaser will not conflict with or violate Purchaser's charter or by-laws or any Requirements of Law applicable to Purchaser.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Purchaser, would materially and adversely affect the performance by Purchaser of its obligations under this Agreement or any of the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any of the Conveyance Papers.

                  (f) All Consents Required. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Purchaser in connection with the execution and delivery by Purchaser of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers by Purchaser have been duly obtained, effected or given and are in full force and effect.

                  The representations and warranties set forth in this Section
4.3 shall survive the Conveyance of the Receivables to Purchaser and the termination of the rights and obligations of the Sellers and Purchaser under this Agreement. Upon discovery by a Seller or Purchaser of a breach of any of the representations and warranties set forth in this Section 4.3, the party discovering such breach shall give prompt written notice to the other parties.


                                    ARTICLE V.

                                    COVENANTS

                  Section 5.1. Seller Covenants. Each Seller hereby covenants and agrees with Purchaser as follows:

                  (a) Receivables to Be General Intangibles. It will not take any action to cause any Loan or Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the States of New York, Delaware and California). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder. It will not take any action to cause any Receivable to be anything other than a "general intangible" (as defined in the UCC as in effect in the States of New York, Delaware and California).

                  (b) Conveyances and Security Interests. Except for the conveyances hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any of the Trust Assets, whether now existing or hereafter created, or any interest therein or on the legal title to any Loan the Receivable under which is part of the Trust Assets; it will immediately notify the Purchaser of the existence of any Lien on any of the Trust Assets or on the legal title to any Loan the Receivable under which is part of the Trust Assets; and it shall defend the right, title and interest of the Trust in, to and under the Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under it; provided, however, that nothing in this subsection 5.1(a) shall prevent or be deemed to prohibit it from suffering to exist upon any of the Trust Assets any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if it shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto; provided, further, that it shall not be prohibited hereby from conveying, assigning, selling, exchanging or otherwise transferring Receivables and related Loans in connection with a transaction complying with the provisions of Section
7.2 of the Pooling and Servicing Agreement.

                  (c) Receivables Allocations. In the event that it is unable for any reason to transfer Receivables to the Purchaser in accordance with the provisions of this Agreement (including, without limitation, by reason of an order by any federal or state governmental agency having regulatory authority over it or any court of competent jurisdiction that it not transfer any Receivables to the Purchaser) then, in any such event, it agrees to allocate and pay to the Purchaser, after the date of such inability, all Collections with respect to Receivables, and all amounts which would have constituted Collections with respect to Receivables but for its inability to transfer such Receivables to the Purchaser.

                  (d) Delivery of Collections. If it receives Collections, it agrees to pay to Purchaser (or its designee if Purchaser so directs) all such Collections as soon as practicable after receipt thereof but in no event later than two Business Days after receipt thereof; provided, however, that for so long as it is acting as a Servicer pursuant to the Pooling and Servicing Agreement, it shall apply Collections received by it in accordance with the Pooling and Servicing Agreement.

                  (e) Notice of Liens. It shall notify Purchaser promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if it shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (f) Documentation of Transfer. It shall cause to be executed and delivered to Purchaser any documents (including financing statements and/or continuation statements under the UCC) that would be necessary to fully preserve and protect the Purchaser's (or its designee's) right, title and interest to the Receivables.

                  (g) Sale. It agrees to treat the Conveyance, for financial accounting purposes, as a sale on all financial statements and other applicable documents.

                  (h) Continuous Perfection. It shall not change its name, identity or structure in any manner that might cause any financing or continuation statement filed pursuant to this Agreement to be misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless it shall have delivered to Purchaser or its designees at least 30 days prior written notice thereof and, no later than 30 days after making such change, shall have taken all action necessary or advisable to amend such financing statement or continuation statement so that it is not misleading. It shall not change its chief executive office or change the location of its principal records concerning the Receivables or the Collections unless it has delivered to Purchaser or its designees at least 30 days prior written notice of its intention to do so and has taken such action as is necessary or advisable to cause the interest of Purchaser or its designees in the Receivables to continue to be perfected with the priority required by this Agreement.


                                   ARTICLE VI.

                              REPURCHASE OBLIGATION

                  Section 6.1. Reassignment of Ineligible Receivables. In the event that with respect to a receivable (x) any representation or warranty under
Section 4.2(b) is breached, and (y) as a result of such breach, the Loan relating to such Receivable becomes a Defaulted Loan under the terms of the Pooling and Servicing Agreement, the related Seller shall pay upon the expiration of 60 days (or such longer period of time as may be agreed to by the Trustee in its sole discretion, but in no event later than 120 days) from the earlier to occur of the discovery of such event and Defaulted Loan occurrence by the related Seller or receipt by the related Seller of written notice of any such event and Defaulted Loan occurrence given by the Purchaser, to Purchaser an amount in cash equal to the Purchase Price, adjusted for any Collections received, paid for any such Ineligible Receivable by Purchaser to such related Seller; provided, however, that no such payment shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all respects as if such Receivable has been created on such day. The obligation of each Seller set forth in this Section shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced subsection available to Purchaser.

                  Section 6.2. Conveyance of Reassigned Receivables. Upon the request of either Seller, Purchaser shall execute and deliver to such Seller a reconveyance substantially in such form and upon such terms as shall be acceptable to such Seller, pursuant to which Purchaser evidences the conveyance to such Seller of all of Purchaser's right, title, and interest in any Receivables reconveyed to such Seller pursuant to Section 6.1 and [Section 6.2.] Purchaser shall execute (and shall cause the Trustee to execute) such other documents or instruments of conveyance or take such other actions as the Sellers may reasonably require to effect any repurchase of Receivables pursuant to this
Article VI.


                                  ARTICLE VII.

                              CONDITIONS PRECEDENT

                  Section 7.1. Conditions to Purchaser's Obligations Regarding Additional Receivables. The obligation of Purchaser to purchase any Receivables created after the Closing Date, shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Sellers contained in this Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such purchase; and

                  (b) All information (concerning any Loan to which such Receivables relate) provided or to be provided to Purchaser shall be true and correct in all material respects on the date of such purchase.

                  Section 7.2. Conditions Precedent to Obligations of the Sellers. The obligations of any Seller to sell on any date Receivables shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such sale;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Sections 3.1 and 3.2 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Sellers, and the Sellers shall have received from Purchaser copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Sellers may reasonably have requested.


                                  ARTICLE VIII.

                          TERM AND PURCHASE TERMINATION

                  Section 8.1. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

                  Section 8.2. Purchase Termination. If an Insolvency Event occurs with respect to either Seller, or the Purchaser violates subsection 6.3(b) of the Pooling and Servicing Agreement for any reason, then the Sellers shall on the day of such Insolvency Event or violation immediately cease to transfer Principal Receivables to Purchaser and shall promptly give notice to Purchaser and the Trustee of such Insolvency Event. Notwithstanding any cessation of the Transfer to Purchaser of Principal Receivables, Principal Receivables transferred to Purchaser prior to the occurrence of such Insolvency Event or violation and Collections in respect of such Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of such Principal Receivables and Recoveries with respect to such Principal Receivables and Finance Charge Receivables shall continue to be property of Purchaser transferable by Purchaser to the Trust pursuant to the Pooling and Servicing Agreement.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

                  Section 9.1. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Sellers and Purchaser in accordance with this Section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by the Sellers and Purchaser (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers that shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers,
(iv) to change or modify the Purchase Price, and (v) to change, modify, delete or add any other obligation of the Sellers or Purchaser; provided, however, that such action shall not (as evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests of the Trustee or any Investor Certificateholder. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement].

                  Section 9.2. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.3. Notices. All demands, notices, instructions, directions and communications (collectively, "Notices") under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission to (i) in the case of either Seller, to 160 Water Street, New York, New York 10038-4922, Attention: Senior Vice President (facsimile no.
(212) 428-5515), (ii) in the case of Purchaser, to 160 Water Street, New York, New York 10038-4922, Attention: Vice President (facsimile no. (212) 428-5515), and (iii) in the case of the Trustee, to One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division (facsimile no. (312) 407-4656), and (iv) in the case of any Rating Agency, at the address or telecopy number provided in the related Supplement.

                  Section 9.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.

                  Section 9.5. Assignment, Sale of Receivables. Notwithstanding anything to the contrary contained herein, other than Purchaser's assignment of its right, title, and interest in, to, and under this Agreement to the Trustee for the benefit of the Holders of Certificates as contemplated by the Pooling and Servicing Agreement and Section 9.6 hereof, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto.

                  Section 9.6. Acknowledgement and Agreement of Sellers. By execution below, each Seller expressly acknowledges and agrees that all of such Seller's right, title, and interest in, to, and under this Agreement, including, without limitation, all of Purchaser's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, will be assigned by Purchaser to the Trustee for the benefit of the Certificateholders, and each Seller consents to such assignment. Additionally, each Seller agrees for the benefit of the Trustee that any amounts payable by such Seller to Purchaser hereunder which are to be paid by Purchaser to the Trustee for the benefit of the Certificateholders shall be paid by such Seller, on behalf of Purchaser, directly to the Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior Business Day in next-day funds.

                  Section 9.7. Further Assurances. The Sellers and Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by any other party more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any UCC financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

                  Section 9.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of AIC or Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 9.9. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The parties hereto intend that the Trustee shall be third-party beneficiaries of this Agreement.

                  Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.12. Headings. The headings set forth herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


                  Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Conveyance Paper, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Sellers and Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                      A.I. CREDIT CORP.,
                                      as Seller



                                      By:
                                      ----------------------------------
                                         Name:
                                         Title:



                                      AICCO, Inc.,
                                          as Seller

                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:



                                      A.I. RECEIVABLES CORP.,
                                          as Purchaser

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

EXHIBIT A

                          FORM OF ADDITIONAL CONVEYANCE

                         (As required by Section 2.2 of
                         the Receivables Sale Agreement)


                  ADDITIONAL CONVEYANCE NO. __________ dated as of ____________, ______, by and between A.I. Credit Corp., a New Hampshire corporation ("AIC"), as a seller (a "Seller"), AICCO, Inc., a California corporation ("AICCO"), as a Seller (a "Seller"), and A.I. Receivables Corp., a Delaware corporation, as purchaser ("Purchaser"), pursuant to the Receivables Sale Agreement referred to below.


                                   WITNESSETH:

                  WHEREAS, the Sellers and Purchaser are parties to a Receivables Sale Agreement, dated as of February [___], 1998 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Sale Agreement");

                  WHEREAS, pursuant to the Receivables Sale Agreement, the Sellers desire and/or are required to convey the Additional Receivables to Purchaser (as each such term is defined in the Receivables Sale Agreement); and

                  WHEREAS, Purchaser is willing to accept such designation and conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Sellers and Purchaser hereby agree as follows:

                  1. Defined Terms. Each capitalized term used herein shall have the meaning specified in the Receivables Sale Agreement (and if not defined therein, in the Pooling and Servicing Agreement) unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the Additional Receivables designated hereby, ________________, _______.

                  2. Designation of Additional Receivables. The Sellers deliver herewith a computer file or microfiche list containing a true and complete schedule identifying all such Additional Receivables and specifying for each such related Loan, as of the Additional Cut-Off Date, the aggregate outstanding amount of such Loan and the aggregate amount of Principal Receivables of such Loan. Such computer file or microfiche list shall be, as of the date of this Additional Conveyance, incorporated into and made part of this Additional Conveyance and is marked as Schedule I to this Additional Conveyance.


                  3.  Conveyance of Receivables.

                           (a)  The Sellers do hereby sell, transfer, assign,
set over and otherwise convey to Purchaser (collectively, the "Conveyance"), without recourse, all of their right, title and interest in, to and under such Additional Receivables, including all Recoveries allocable to such Additional Receivables and all monies due or to become due thereunder and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC) thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by Purchaser of any obligation of the Servicer, any Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto.

                           (b) In connection with the Conveyance, each Seller
agrees to record and file, at its own expense, one or more UCC financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Additional Receivables meeting the requirements of applicable state law in such manner and in such jurisdictions as may be necessary or advisable to perfect or evidence the sale and assignment of the Receivables to Purchaser (or to the Trustee for the benefit of the Certificateholders, if Purchaser so directs), and to deliver a file-stamped copy of such financing statement or other evidence of such filing to Purchaser (or to the Trustee for the benefit of the Certificateholders, if Purchaser so directs).

                           (c) In connection with such sale, the Sellers further
agree, at their own expense, on or prior to the date of this Additional Conveyance, to indicate in the appropriate computer files or microfiche lists that all the Additional Receivables designated hereby have been conveyed to Purchaser pursuant to this Additional Conveyance.

                  4. Acceptance by Purchaser. Subject to the satisfaction of the conditions set forth in Section 6 of this Additional Conveyance, Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to Purchaser pursuant to
Section 3(a) of this Additional Conveyance, and declares that it shall maintain such right, title and interest. Purchaser further acknowledges that, prior to or simultaneously with the execution and delivery of this Additional Conveyance, AIC delivered to Purchaser (or to the Trustee if Purchaser has so directed) the computer file or microfiche list described in Section 2 of this Additional Conveyance.

                  5. Representations and Warranties of the Seller. Each Seller hereby represents and warrants to Purchaser as of the date of this Additional Conveyance and as of the Addition Date that:

                           (a)  Legal, Valid and Binding Obligation.  This

Additional Conveyance constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity;

                           (b)  Eligibility of Receivables.  Each Additional
Receivable designated hereby is an Eligible Receivable;

                           (c)  Selection Procedures. No selection procedure was
utilized by it which would result in a selection of Additional Receivables that would have a result that would be materially less favorable to the interests of Purchaser or the Investor Certificateholders of any Series as of the Addition Date than a random selection;

                           (d) Insolvency. It is not insolvent and, after giving
effect to the conveyance set forth in Section 3 of this Additional Conveyance, will not be insolvent;

                           (e)  Sale of Receivables.  This Additional Conveyance
constitutes a valid sale, transfer and assignment to Purchaser of all right, title and interest of it in the Receivables, all monies due or to become due and all amounts received with respect thereto and the "Proceeds" (as defined in the UCC) thereof, relating thereto;

                           (f)  No Conflict.  The execution and delivery of this
Additional Conveyance, the performance of the transactions contemplated by this Additional Conveyance and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound;

                           (g)  No Violation.  The execution and delivery of
this Additional Conveyance by it, the performance of the transactions contemplated by this Additional Conveyance and the fulfillment of the terms hereof applicable to it will not conflict with or violate it articles of incorporation or by-laws or any Requirements of Law applicable to it;

                           (h)  No Proceedings.  There are no proceedings or
investigations, pending or, to the best knowledge of it, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of the Receivables Sale Agreement or this Additional Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Receivables Sale Agreement or this Additional Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of it, would materially and adversely affect the performance of it of its obligations under the Receivables Sale Agreement or this Additional Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Additional Conveyance; and

                           (i)  All Consents.  All authorizations, consents,
orders or approvals of any court or other governmental authority required to be obtained by it in connection with the execution and delivery of this Additional Conveyance by it and the performance of the transactions contemplated by this Additional Conveyance by it, have been obtained.

                  6. Conditions Precedent. The acceptance by Purchaser of the Additional Receivables conveyed hereunder, as set forth in Section 4 of this Additional Conveyance is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

                           (a)  Representations and Warranties.  Each of the
representations and warranties made by each Seller in Section 5 of this

Additional Conveyance shall be true and correct in all material respects as of the date of this Additional Conveyance and as of the Addition Date;

                           (b)  Officer's Certificate.  Each Seller shall have
delivered to Purchaser an Officer's Certificate confirming that (i) the Additional Receivables shall be Eligible Receivables or specify which, if any, of such Receivables are not Eligible Receivables and (ii) (A) no selection procedure was utilized by it which would result in a selection of Additional Receivables that would have a result that would be materially less favorable to the interests of the Investor Certificateholders of any Series as of the Addition Date than a random selection; and (B) the list of Additional Receivables, as of the Additional Cut-Off Date, is a true and complete schedule identifying all such Additional Receivables and specifies for each such related Loan, as of the Additional Cut-Off Date, its account number, the aggregate outstanding amount of such Loan and the aggregate amount of Principal Receivables of such Loan; and

                           (c)  Additional Information.  Each Seller shall have
delivered to Purchaser such information as was reasonably requested by Purchaser to satisfy itself as to the accuracy of the representation and warranty set forth in Section 5(d) of this Additional Conveyance.

                  7. Ratification of the Receivables Sale Agreement. The Receivables Sale Agreement is hereby ratified, and all references to the "Receivables Sale Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Sale Agreement as supplemented by this Additional Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Sale Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Sale Agreement.


                  8. Counterparts. This Additional Conveyance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this Additional Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                       A.I. CREDIT CORP.,
                                            as Seller


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                       AICCO, INC.,
                                             as Seller


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:



                                       A.I. RECEIVABLES CORP.,
                                             as Purchaser


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                       Schedule I to Additional Conveyance

                             Additional Receivables

                                                                      EXHIBIT B

                       FORM OF SUBORDINATED REVOLVING NOTE

                           SUBORDINATED REVOLVING NOTE


         This Revolving Note, dated as of , , by A.I. Receivables Corp., a Delaware corporation (the "Borrower") to [A.I. Credit Corp., a New Hampshire corporation] [AICCO, Inc., a California corporation] (the "Lender").

         The Lender, [AICCO, Inc.][ [A.I. Credit Corp.] and the Borrower have entered into a Receivables Sale Agreement (the "Receivables Sale Agreement") dated as of February [__], 1998 providing for the purchase from time to time by the Borrower of certain receivables arising from commercial premium finance loans financed from time to time (the "Receivables"). Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Receivables Sale Agreement (and if not defined therein, in the Pooling and Servicing Agreement defined therein).

                  1. The Note. For value received, the Borrower hereby promises to pay to the order of the Lender at its offices at
     , the principal amount of $ (the "Initial Loan") or so much of the aggregate principal amount of all Loans (as hereinafter defined) made by the Lender to the Borrower under the terms of this Note as remains unpaid, as shown in the schedule attached hereto and any continuations thereof, on the day which is one year and a day after the payment in full of the Transferor Ownership Interest and all Initial Certificateholders Ownership Interests pursuant to the Pooling and Servicing Agreement and each Supplement thereto (the "Maturity Date"). The Borrower shall pay interest on the unpaid principal amount of the Loans as provided herein.

                  2. The Loans. (a) From time to time between the date of this Note and the Maturity Date, and subject to the restrictions on lending under this Note contained in the Receivables Sale Agreement, the Lender may lend to the Borrower additional sums (each a "Loan" and, together with the Initial Loan, the "Loans"), as provided herein.

                           (b)      The obligation of the Borrower to repay the
aggregate unpaid principal amount of the Loans outstanding shall be evidenced by this Note and the schedule attached hereto. The Lender is hereby authorized to endorse on the schedule or on a continuation of such schedule, appropriate notations regarding each Loan evidenced by this Note; provided, however, that the failure to make, or error in making, any notation shall not limit or otherwise affect the obligation of the Borrower hereunder.


                           (c)      When the Borrower requests a Loan in
connection with the acquisition of any Receivables, the Borrower shall notify the Lender by telephone specifying the amount and the date on which such Loan is requested. Unless otherwise specified, the maturity of each such Loan shall be the Maturity Date.

                           [(d)     The Lender agrees that the portion of the
Purchase Price paid with this Revolving Note shall not cause (i) the sum of (A) the principal amount of this Revolving Note and (B) the outstanding principal amount of all certificates issued by the Trust that are or may be classified as debt for federal income tax purposes to exceed (ii) 80% of (A) the aggregate amount of Principal Receivables and amounts on deposit in the Excess Funding Account minus (B) the aggregate principal amount of all outstanding Supplemental Certificates and the aggregate principal amount of all other interests in the Trust not attributable to the Investor Certificates or the Transferor Certificate.]

                  3. Interest. Each Loan shall bear interest which shall be calculated as the arithmetic mean of the beginning and ending principal balances for such month, from the date hereof until this Revolving Note is fully paid, at a monthly rate equal to one-twelfth of the Federal Funds rate near closing bid as published in the Wall Street Journal on the fifteenth of that month, or the next Business Day if the fifteenth is not a Business Day. Interest shall be due and payable semi-annually on the last day of April and October of each year (each, an "Interest Payment Date"), commencing on April 30, 1998. Interest is based on twelve 30-day months.

                  4. Payment. Subject to the limitations on payment set forth in
Section 5 hereof, the Lender shall be entitled to and may require the Borrower to, make a principal or interest payment of the Loans, in whole or in part, on any day upon providing one Business Day's written notice to the Borrower.

                  5. Subordination of Obligations. The Lender irrevocably agrees that the obligations of the Borrower under this Note with respect to the payment of principal and interest are and shall be fully and irrevocably subordinate in right of payment and subject to the prior payment or provision for payment in full of all Senior Indebtedness, that such obligations may only be satisfied to the extent of cash or other assets of the Borrower then available for such purpose after giving effect to all required payments in respect of Senior Indebtedness, and that such obligations shall not constitute a claim against the Borrower at any time that, and for so long as, cash or such other assets available therefor are insufficient. "Senior Indebtedness" means the principal of and interest, including post-default interest, on any indebtedness of or guaranteed by the Borrower, whether outstanding or guaranteed on the date hereof or thereafter created, incurred, assumed or guaranteed for money borrowed or for the deferred purchase price of property purchased by any person including, for this purpose, all obligations of the Borrower under capitalized leases or purchase money mortgages, and, in each such case, all renewals, extensions and refundings thereof including, without limitation, all obligations of the Borrower arising under or in respect of the Pooling and Servicing Agreement; provided, however, that Senior Indebtedness shall not include any obligation of or guarantee by the Borrower, whether outstanding or guaranteed on the date hereof or thereafter created, incurred, assumed or guaranteed that by agreement, operation of law or by its terms is subordinate in right of payment to this Note. In the event of the appointment of a receiver or trustee of the Borrower or in the event of its insolvency, bankruptcy, assignment for the benefit of creditors or reorganization, whether or not pursuant to the bankruptcy laws, or any other marshalling of the assets and liabilities of the Borrower, the Lender shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Borrower until all claims of all other present and future creditors of the Borrower, whose claims are senior hereto, have been fully satisfied, or provisions have been made therefor.

                  6. Acceleration Upon Certain Events. The Borrower's obligation to pay the unpaid principal amount hereof shall forthwith mature, together with interest accrued thereon, in the event of any receivership, insolvency, liquidation, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Borrower, but payment of the same shall remain subordinate as hereinabove set forth.

                  7. Effect of Default. Default in any payment hereunder, including the payment of interest, shall not accelerate the maturity hereof except as herein specifically provided, and the obligation to make payments shall remain subordinated as hereinabove set forth.

                  8. GOVERNING LAW. THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE UNDER, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK IN ALL RESPECTS.

                  9. Cancellation. This Note shall not be subject to cancellation by either party.

                  10. No Security. The Lender agrees that it is not taking and will not take or assert as security for the payment of this Note any security interest in or lien upon, whether created by contract, statute or otherwise, any property of the Borrower or any property in which the Borrower may have an interest, which is or at any time may be in possession or subject to the control of the Lender. The Lender hereby waives, and further agrees that it will not seek to obtain payment of this Note in whole or in any part by exercising any right of set-off it may assert or possess whether created by contract, statute or otherwise. Any agreement between the Borrower and the Lender (whether in the nature of a general loan and collateral agreement, a security or pledge agreement or otherwise), shall be deemed amended hereby to the extent necessary so as not to be inconsistent with the provisions of this Note.

                  11. Assignment. This Note shall inure to the benefit of and be binding upon the parties hereto and each of their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

                  12. No Bankruptcy Petition Against the Borrower. The Lender (in its capacity as Lender, but in no other capacity), by its acceptance of this Note, hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all [Invested Amounts] of all Series issued pursuant to the Pooling and Servicing Agreement, it will not institute against or join any other Person in instituting against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officers or employees thereunto duly authorized and directed by appropriate corporate authority.

                                            A.I. RECEIVABLES CORP.


                                            By:________________________
                                            Name:______________________
                                            Title:_____________________


THE TERMS AND CONDITIONS
HEREOF ARE HEREBY ACKNOWLEDGED
AND ACCEPTED:

[A.I. CREDIT CORP.]
[AICCO, INC.]


By:_____________________________
Name:___________________________
Title:__________________________

                                                                     Schedule I



                               LIST OF RECEIVABLES

                        DEEMED INCORPORATED BY REFERENCE